Exhibit 4.1

COMMON STOCK

COMMON STOCK

NUMBER

C17858

SHARES

Panhandle Oil and Gas Inc.

THIS CERTIFICATE IS TRANSFERABLE IN CITIES DESIGNATED BY THE TRANSFER AGENT, AVAILABLE ONLINE AT www.computershare.com

INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 698477 10 6

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF THE PAR VALUE OF $0.01666 PER SHARE OF

PANHANDLE OIL AND GAS INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate shall not be valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

PANHANDLE OIL AND GAS INC. CORPORATE SEAL OKLAHOMA

SECRETARY

CO-PRESIDENT

CO-PRESIDENT

DATED:

COUNTERSIGNED AND REGISTERED:

Computershare Trust Company, N.A.

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED OFFICER

© SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION

PANHANDLE OIL AND GAS INC. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as  tenants in common UNIF GIFT  MlN ACT _  Custodian TEN ENT — as tenants by the entireties (Cust) (Minor) JTTEN - as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants A in common (Stale) Additional abbreviations may also be used though not in the above list. The corporation will furnish without charge to each stockholder who so request any powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. For Value Received, hereby sell,  assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE Please print or typewrite name address including postal zip code of assignee Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises Dated, NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. (SIGNATURE) THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S. E. C. RULE 17Ad-15. SIGNATURE(S) GUARANTEED BY: